Maximum Amount Comprehensive Credit Line Contract

NO. SX161213000233

Borrower: Shenzhen Highpower Technology Co., Ltd.

Address: Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen.

Creditor:Bank of Jiangsu, Shenzhen Sub-branch.

Address:4011, Shennan Road, Futian District, Shenzhen.

According to relevant laws and regulations of China, this contract was agreed to by the two parties, and both parties agree to comply with all terms of the contract.

Clause 1 The maximum comprehensive credit limit(hereinafter referred to as “borrower”) means the credit line that creditor provides to borrower who can use the credit line in the business lines agreed upon in the contract.

Clause 2 Content of the credit

1. The maximum amount of comprehensive credit limit that creditor may provide to borrower is RMB 20,000,000.

2. The period of the credit: From June 21th, 2013 to June 20th, 2014. This period only limits the start date of the credit businesses, not the expiration date.

3. The allotted time, amount, interest rate and rate of single specific business under this credit contract should be agreed upon in a specific business contract and voucher.

4. Aforesaid “The maximum comprehensive credit limit” only includes the balance of credit principal which is the actual used credit line (deducting any guaranty bond) less the part which has been repaid under this contract during the contract period, but includes the interest, punitive interest compound interest and other payables which should be paid by borrower.

Clause 3 The usage of credit line

1. When borrower needs to use the credit line under this contract, it should apply to creditor one by one, creditor has the right to audit in accordance with fund condition of itself, the operational situation of borrower and the purpose of credit etc. If the applications are approved, both parties should sign a specific credit business contract separately. Every single credit business contract under this contract and relevant vouchers constitute an effective attachment to this contract.

2. Within the period agreed upon in this contract, borrower can use the credit line according to the limit of every single credit business agreed by this contract repeatedly, if borrower need to adjust the usage of credit line, application should be provided to creditor in writing, and creditor decides whether the application can be approve and the method of adjustment.

4. When the credit period expires, the credit line which is not used will automatically be cancelled.

Clause 4 Adjustment of credit line

In the process of performing this contract, if any of the following situations, which may affect the rights of creditor, occur, creditor has the right to make relevant adjustments and/or stop borrower from using the credit line, and cancel unused credit line of borrower.

1. The market, which is related to borrower’s operations, has significant adverse changes, or the Country’s monetary policy has significant adjustment.

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2. There are significant difficulties on the borrower’s operational situation or important adverse changes to the borrower’s financial condition.

3. Termination of business, liquidation, restructuring, dissolution and bankruptcy of or by borrower by an active or passive means.

4. Borrower is involved in significant litigation, arbitration or administrative punishment, or has a significant default with other creditors.

5. Borrower indicates or expresses by its actions that it does not intend to perform its obligations under this contract or another contract signed by creditor and borrower.

6. Borrower provides false materials or conceals any important fact of finance or operations.

7. Borrower does not perform the obligations agreed to in this contract or any specific credit business contract.

8. Borrower violates other contracts signed by creditor and borrower.

9. Borrower transfers its assets, pumps money, evades debts and engages in other behaviors which damage or might damage the rights of creditor.

10. Borrower is involved in illegal operations.

11. Division, merger, important takeover, consolidation and reorganization of borrower.

12. Borrower loses commercial integrity.

13. Controlling shareholder of borrower transfer is changed, or significant items happen to controlling shareholder, actual controller, legal representative, or senior executives of borrower, including but not limited to becoming involved in illegal actions, litigation, arbitration, deterioration of financial condition, bankruptcy, dissolution etc.

14. A Guarantor of the credit business under this contract defaults, such as by providing false information; violating other contracts signed by creditor or other third parties becoming involved in litigation, arbitration, business failures, or illegal actions;, ceasing doing business; evading bank creditor’s rights; merging, consolidating, or reorganizing; or other situation which may affect guaranty ability of Guarantor.

15. Other situations that damage the rights and interests of creditor.

Clause 5 Rights and obligations of borrower

1. Having the right to apply for using the credit line.

2. Opening a settlement account in Bank of Jiangsu, Shenzhen Sub-branch, and arranging settlement of both domestic and overseas accounts, foreign exchange settlements and sale and other intermediate business in Bank of Jiangsu or its sub-branch more than the proportion of the credit line which borrower gets from creditor and all credit line of borrower.

3. Borrower should provide true documents and information to creditor (including but not limited all bank accounts, balance of deposits and loans, situations of using loans, condition of assets, operations, and inner management etc.

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4. Providing last month’s financial statements before the 20th of each month, and providing audited financial statement to creditor within120 days after a fiscal year, and providing changes and modifications of itself to creditor.

5. Accepting and cooperating with creditor in surveying, supervising and examining on the use of credit, related production, management, financial situation and operations.

6. Complying with this contract and every single business contract under this contract strictly.

7. When used credit exceeds the credit line agreed to in this contract results from the change of exchange rate, borrower should repay the exceeding part or pay homologous security deposit.

8. If any of the following situations occurs, borrower should provide notice in writing to creditor within 5 days of the occurrence of the related situation and implement security measures acceptable to creditor.

(1) Changes of membership function, executives, articles of association and organization.

(2) Stopping production, going out of business, cancelling registration, having it business license cancelled or filing for bankruptcy.

(3) Changes of name, domicile, legal representative, contact manner and so on.

(4) Financial standing depravation, significant difficulty on operations, significant litigation or arbitration.

(5) Other things that have significant effect on the rights and interests of creditor.

9. Borrower should ask for creditor’s consent and implement security measures, which are acceptable to creditor, before taking following actions.

(1) Contract management, lease, stock system reform, joint operation, consolidation, merger, discrete, joint venture, asset transference, reducing registered capital, applications of suspensions, dissolution, bankruptcy and other actions which can affect rights and interests of creditor.

(2) Providing a guarantee for other’s debts, or pledging or mortgaging any of its major assets to a third party, leading to affecting borrower’s repayment ability under this contract.

10. When the guarantor, whether under this contract or under a single business contract of this contract, loses its guarantee ability, or a pledge, which is under this contract or under a single business contract of this contract, depreciates in value, borrower should take other guarantee measures, which are acceptable to creditor, in time.

11. Borrower is not allowed to sign a contract, which can damage the rights and interests of creditor, with any other third party.

Clause 6 Rights and obligations of creditor

1. Accepting and reviewing borrower’s application of using the credit.

2. The financial conditions and operations of borrower should be kept secret by Party B, except the laws, administrative laws and regulations, normative documents requested.

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3. Having the right to ask borrower to provide related information of the credit, having the right to know the production, financial condition, operation, and repayment plan of borrower, and having right to extract and copy from account books, operations records and related information.

4. Having the right to supervise borrower’s uses the credit according to this contract and single credit business contract.

5. Having the right to collect principal, interest, and other related expenses from Party A’s account on schedule or in advance.

6. If borrower fails to act or violates the obligations under this contract or single credit business contract of this contract, creditor has the right to adjust the maximum amount of comprehensive credit line, and stop using credit line, cancel unused credit line of borrower, demand accelerated repayment of credit.

7. Having the right to query the credit inquiry of borrower, the legal representative of borrower and executives of borrower, and having the right to provide the information of borrower to the people’s Bank of China etc.

8. If borrower fails to comply with its repayment obligations under this contract or single credit business contract of this contract, defaults of borrower can be announced in public by creditor.

Clause 7 All debts (including punitive interest and related expense) under the contract are guaranteed by Maximum Amount Guaranty Contract (NO.B2161213000023) signed by SPRINGPOWER TECHNOLOGY (SHENZHEN) CO., LTD. and the creditor, and Maximum Amount Personal Joint Responsibility Guarantee(B2161213000024) signed by DANGYU PAN and the creditor.

Clause 8 Expense

1. The expenses of credit information, notarization, testimony, register etc. under the contract should be paid by borrower.

2. The expenses resulting from borrower non-repayment of debt, such as advertising fees, delivery fees, appraisal costs, counsel fees, legal fares, travel expenses, valuation fees, auction fees, property preservation fees, enforcement fees etc., should be paid by borrower.

Clause 9 Modification, dissolution and execution of civil right of the contract

1. When agreed by both parties, this contract can be modified and dissolved in writing.

2. Any tolerance, extension or delay from creditor to borrower in exercising its rights under this contract does not affect the rights creditor enjoys according to this contract and laws and regulations, and cannot be considered as approval to the default, and does not mean the abdication of the right.

3. If any item of this contract becomes invalid because of any reason, borrower still should assume all responsibilities. If any of the above situations happen, creditor has the right to terminate this contract, and ask borrower to repay all debt immediately.

4. If borrower violates the obligations stated in the eighth item of clause 5 of this contract, it will be considered delivered if the creditor will have mailed related notices to original address provided.

5. Any related notices and documents should be sent in writing by both parties.

Clause 10 Borrower agrees that the creditor’s rights under this contract can be enforced after notarization. When borrower does not carry out obligations under the contract completely or partly, creditor can apply for enforcement to a competent court.

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Clause 11 Applicable Law and Resolution for dispute

The making, efficacy, explanation, performance and resolution for dispute of the contract are subject to the applicable to the laws of People’s Republic of China. During the performance of this contract or all disputes relating to this contract, the two parties will attempt settle through negotiations. If through negotiation the parties cannot reach agreement, both parties can apply to the local people’s court of creditor.

Clause 12 Effective and invalid of the contract

1. This contract is entered into force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of borrower and creditor.

2. This contract become invalid after borrower accomplishes all repayment responsibility under this contract.

Clause 13 This contract is signed in triplicate, creditor holds two copies, borrower holds one copy, three copies have equal legal effect.

The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and single credit business contract, and the related regulations of Bank of Jiangsu.

Clause 15 Prompt

Borrower has known the business scope and grant privilege of Party B. Borrower has read all terms of the contract. Creditor has explained homologous terms requested by borrower. Borrower has known the meaning of all terms of the contract and homologous legal consequence. Signing the contract is the true will of borrower.

/s/ [COMPANY SEAL]

Borrower (stamp)

Legal Representative or agent (signature):

June 28, 2013

/s/ [COMPANY SEAL]

Creditor (stamp)

Legal Representative or agent (signature):

June 28, 2013

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Supplementary Agreement of Maximum Amount Comprehensive Credit Contract of Shenzhen Highpower Technology Co., Ltd

1. Credit line is limited to use of the funds for normal operations, such as the purchase of raw materials etc. When a single business transaction occurs, an effective transaction contract or order form should be provided with amount of no less than the transactional amount. When writing the bank acceptance bill, the relevant value added tax invoice should be provided in time. Credit cannot be used for any related transaction which has no actual business, and cannot be used for fixed assets, stock right, coupon investment and diverting.

2. Borrower has the obligation to ensure that borrower’s account opened in Bank of Jiangsu, Shenzhen Sub-branch is the only account of sales outstanding of borrower in new sales contract and order form signed by Springpower Technology (Shenzhen) Co, Ltd and Meilv Electronics Co., Ltd, by writing (or notary service mode). Accounts receivable should return to above account. Without creditor’s consent, borrower cannot change the account of sales outstanding.

3. Borrower should complement bank acceptance exposure in advance as single bank acceptance bill contract requested.

4. In the credit period, except for existing financing banks, the Creditor must approve guarantees of new financing banks of the Borrower if they are superior to that of the Creditor.

5. If the Borrower defaults on the above clauses, 1% of the exposure amount of credit line will be charged by the Creditor as a penalty and the Creditor has the right to declare the credit due and payable.

6. Amount of settlement should match to the usage of credit; otherwise, creditor has the right to decide the usage of credit line and further operation after expiration according to the settlement.

/s/ [COMPANY SEAL]

Borrower (stamp)

Legal Representative or agent (signature):

/s/ [COMPANY SEAL]

Creditor (stamp)

Legal Representative or agent (signature):

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Maximum Amount Personal Joint Responsibility Guarantee

NO. BZ161213000024

To: Bank of Jiangsu, Shenzhen Sub-branch

To ensure the performance of Creditor’s right, guarantor agrees to provide joint responsibility guarantee for the “Maximum Amount Comprehensive Credit Line Contract” (herein after referred to as “master contract”) unconditionally and irrevocably, which contract number is “SX 161213000223”, entered into by Shenzhen Highpower Technology CO., Ltd.(herein after referred to as “debtor”) and Creditor. Guarantor promises as follows:

Article 1 The guaranteed creditor’s right

The secured creditor’s right is all debt Creditor lends to debtor according to master contract.

The master contract of this guarantee consists of the master contract and all attachments signed according to master contract (including but not limited affiliated contracts, applications, notices, various vouchers and other legal documents which form the debtor-creditor relationship).

Article 2 Guarantee Covers

The guarantee coverage: the principal and interest (including punitive interest and compound interest) of all loans (credit) outstanding between debtor and Creditor according to the master contract and its attachments from June 21,2013 to June 20, 2014, the punitive sum that debtor should pay to Creditor; compensation and other expenses Creditor charges for realizing its creditor’s rights (including but not limited legal fees, arbitration fees, property preservation fees, execution fees, valuation fees, auction fees, attorneys’ fees, travelling fees, etc.).

Aforesaid period indicates the date of occurrence, and does not limit the date of expiration.

Article 3 Guaranty Method

Guarantor voluntarily provides the joint liability guarantee, when debtor does not perform its obligations related to the debt according to the master contract, no matter what other guarantee Creditor has for ensuring the creditor’s rights under the master contract (including but not limited to guarantees, mortgages, pledges, etc.), Creditor has the right to ask guarantor to take guarantee responsibilities within guarantee coverage.

Article 4 Maximum amount of the guaranty

The maximum amount which the guarantee assumed hereunder is at most no more than RMB 20 million only. The maximum amount of guaranty hereon is the loan principal balance by total amount (meaning the line of credit deducting the amount of cash deposit) of use of loans and facility actually under the master contract signed between creditor and debtor and in the period as mentioned in the contract deducting amounts repaid, excluding the proceeds of payable except the principal stipulated in article 3, such as interest expenses and penalties, etc., but the guarantee shall still assume the joint liquidated liability.

The guarantor agrees that the debtor can recycle the loans under master contract, and agrees that the debtor can adjust the credit line of all kinds of loans within the line of credit hereunder, and the guarantor shall assume the joint guarantee liability.

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Article 5 Warranty Period

The warranty period of this contract is from the effective date of this contract to 2 years after the maturity date of the debts (including deferred loans) under master contract.

Article 6 Changes of Master contract

The warranty obligations of this contract will not be affected by any changes (including but not limited to modifying, supplying and deleting etc.) of the master contract agreed by creditor and debtor except the amount of the loan. If creditor and debtor agree with delaying to repay the debt, this contract is still effective.

Creditor may transfer its creditor’s right to a third party legally, and guarantor shall assume the same warranty responsibilities as before.

Article 7 Independence of this guarantee

This guarantee is independent of the master contract ,the effectiveness of this guarantee is not affected if the master contract is invalid completely or partly. If the master contract is considered as invalid, guarantor assumes joint security responsibility to the debt resulting from debtor’s returned property or pay for the damage. Guarantor promises to supervise debtor’s use the loan (credit), and if debtor changes the purpose of the loan (credit), guarantor still assumes warranty responsibility.

Any tolerance, extension, privilege or delay from creditor to guarantor for exercising of its rights under this contract does not affect, injure and limit the rights creditor enjoys according to this contract and laws and regulations, and cannot be considered as the abdication of the related right according this contract, and will not affect the obligations of guarantor under this contract.

The efficacy of this guarantee will not be affected by any contract, agreement, and guarantee, and tacit agreement, or dispute.

Warranty obligations of guarantor (including the inheritor, assignee and conservator of guarantor) are continuous, and have no effect on any change of guarantor and debtor (including but not limited in division, merger, reorganization, transactions of property right and operational right). If debtor’s subject qualification ceases to exist before debtor repays all debt to creditor, or creditor announces its subject qualification ceases to exist within 6 months since debtor repaid all debt result in the foregoing repayment become invalid, the warranty obligations under this contract are still effective.

Article 8 Guaranty

Guarantor agrees to assume warranty responsibility by all his property (including family possessions; since the date of signing this guarantee, guarantor will not allowed to dispose the above property without Creditor’s consent, if Creditor thinks it is necessary that the above property can be guaranteed, mortgaged or pledged, guarantor promise to assist to process above procedures.

During the warranty period, guarantor promises that he will not provide guarantee which exceeds his warranty ability to a third party. If the above property is insufficient to afford the guarantee responsibility, guarantor promises to assume repayment responsibility for the insufficient part.

If Creditor feels necessary, guarantor agrees to provide the list of all his assets, and evaluate the assets on the list, guarantor will pay any valuation fee. Guarantor promises that he enjoys ownership and the right of disposal of all assets on the list.

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Article 9 Advanced Guarantee Responsibilities

During the warranty period, when any default under master contract or other situations which is considered as can affect the realization of creditor’s right by Creditor happen, Creditor can announce the debt immediately due and payable, and has the right to ask the guarantor to assume security responsibility on the date announced by Creditor, guarantor agrees to assume the security responsibility as Creditor requested.

Article 10 Receiving Payables

Creditor has the right to take payment from guarantor’s account in bank of Jiangsu for all payables of guarantor in the range of warranty coverage. If the payment is foreign currency, it will be calculated according to the rate Creditor announced on the day.

Article 11 Other Items

1. During warranty period, Creditor has the right to supervise the funds and financial condition of guarantor, and guarantor should provide true information.

2. Guarantor authorizes the Creditor to claim for creditor’s due right, the money collected should be repaid Creditor to the Creditor as priority.

3. If the loan, which is under the master contract or a specific credit business of the master contract, is not paid as agreed, or is changed the way of payment, guarantor shall still assume security responsibility.

Article 12 Settlement of Dispute

When there is any dispute in performing the contract, both parties should settle the dispute through negotiations at first, if negotiations cannot reach an agreement, both parties can apply to the local people’s court of Creditor.

During the litigation or arbitration period, the items of this contract which are not involved in the dispute still should be performed.

Article 13 Becoming Effective

This guarantee comes into force as of being signed by guarantor

Article 14 Statements

1. Guarantor knows the business scope and limits of authority of Creditor.

2 The guarantor has read the contract comprehensively and carefully and fully understands the master contract entered into between creditor and debtor, upon the request of guarantor, the creditor has made the terms interpretation accordingly as for the master contract and the contract hereunder, and the guarantor is fully aware of and understands all the terms of the master contract and the contract hereunder, and signed this contract with willingly. The guarantor is fully aware of the legal consequences for the conclusion and performance of the master contract and the contract hereunder may give rise to, and fully confirms the obligations related to this contract.

3. Guarantor has the right to sign this guarantee.

5. It should be noticed to Creditor in writing of any changes of guarantor’s abode, postal address, contact number etc. in 10 days after the changes happen. It will be considered as if the information has been delivered if Creditor sends related notices and documents according to the primary address on file if the guarantor does not provide such notice.

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6. If a notary agency mandates enforceable status to this contract, guarantor agrees to be enforced by the legislative body and gives up the right of defense.

Guarantor (signature):	/s/ Dangyu Pan
ID number:

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Maximum Amount Guaranty Contract

Contract No.:NO: B2161213000023

Guarantor: Springpower Technology (Shenzhen) Co., Ltd.

Address: Workshop A, Shun Industrial Zone, Baoan District

Creditor: Bank of Jiangsu, Shenzhen Sub-branch.

Address:4011, Shennan Road, Futian District, Shenzhen.

In order to guarantee the performance of debts under item one of this contract, the guarantor provides the guarantee to the creditor voluntarily, and the two parties entered into this contract after equal negotiation.

Article 1: Master contract

The master contract hereunder is    A     .

A. The creditor and the debtor Shenzhen Highpower Technology Company Limited entered into this contract of maximum amount comprehensive credit line whose number is SX 161213000223, and has or will enter into the separate facility business contract, as well as amendments and supplements.

B. The creditor and the debtor                , from     year   month   day    to    year month   day , entered into the contracts of loans, bank acceptance drafts, trade financing, letter of guarantee, funds business, and other agreement, as well as amendments and supplements.

Article 2: Primary credit and period

Except the period determined or agreed separately in accordance with the laws, the actual credit under the master contract consists of the primary credit of the contract in the below period:      A     .

A. From the effective date of “maximum amount comprehensive credit line contract” in article one to the expiration date of facility period stipulated in this contract and amendments or supplements.

B. From ___ year __ month ___ day __ to __ year __ month __ day under article one of this contract.

Article 3: Guarantee Coverage

The scope of guaranty of creditor hereunder covers all debts occurring under this contract by the debtor, including but not limited to principal, interest expenses, compounded interests, penalties, processing fees, default expenses, damage compensation, legal fees, escrow fees, taxation expenses, arbitration fees, travel fees, assessment fees, auction fees, property preservation fees, compulsory execution fees and other expenses for realization of the creditor’s rights.

Article 4: Maximum amount of the guaranty

The maximum amount which the guarantee assumed hereunder is at most no more than RMB 20 million only. The maximum amount of guaranty hereon is loan principal balance by total amount (meaning the line of credit deducting the amount of cash deposit) of use of loans and facility actually under the master contract signed between creditor and debtor and in the period as mentioned in the contract deducting the part of repaid, excluding the proceeds of payable except the principal stipulated in article 3, such as interest expenses and penalties, etc., but the guarantee shall still assume the joint liquidated liability.

The guarantor agrees that the debtor can recycle the loans under master contract, and agrees that the debtor can adjust the credit line of all kinds of loans within the line of credit hereunder, and the guarantor shall assume the joint guarantee liability.

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Article 5: The guarantor has read the contract comprehensively and carefully and fully understands the master contract entered into between creditor and debtor, and upon the request of guarantor, the creditor has made the terms interpretation accordingly as for the master contract and the contract hereunder, and the guarantor is fully aware of and understands all terms of the master contract and the contract hereunder, and signed this contract willingly. The guarantor is fully aware of the legal consequences for the conclusion and performance of the master contract and the contract hereunder may give rise to, and fully confirms the obligations related to this contract.

Article 6: The guarantor shall assume the responsibilities for all debts owed by the debtor to the creditor under the master contract, including the debts arising from prepayment requested by the creditor. After receiving the written notice sent by creditor, the guarantor shall perform the settlement responsibilities according to the time, type of currency, amount, and method of settlement specified by the creditor, and commit to the creditor that the creditor has the right to deduct all amounts of guaranty from the guarantor’s account when the creditor deems appropriate, if the deducted proceeds constitute foreign currency, the currency shall be calculated according to the bid price published by the creditor at the deducted date.

Article 7: The guarantee obligation of the guarantor (including the inheritor, assignee, and conservator of the guarantor) are continuous under this contract, and shall not be affected by the change of the guarantor or the debtor (including but not limited to merger, split, recombination, conduct title transaction or transactions of managerial authority by way of lease, contract, and so on). If the debtor’s subject qualification ceases to exist before debtor repays the loans hereunder, or the debtor declares that its subject qualification ceases within six months from the date debtor repaid all of the loans leading to its foregoing repayment activity invalid, the guarantor’s warranty obligations is still effective.

Article 8: The term of the guaranty hereunder is from the date of effective to two years after expiration of the debts hereunder (including the maturity of extension period).

Article 9: The guaranty obligations under this contract shall not be affected by any change in the terms and conditions of the master contract agreed by both creditor and debtor (including but not limited to amendments, supplements, and cancellations). If the creditor and debtor agree to extend or delay the performance of the obligations hereunder, the contract hereunder shall continue to be valid. In the event of the creditor transfers its creditor’s right to others in the period of guaranty according to the law, the guarantor will continue to assume the guaranty responsibility within the scope of the guaranty.

Article 10: The guarantor makes the following commitment to the creditor unconditionally and irrevocably: if the debtor fails to or delays to fulfill the obligations of the master contract, or confirms the invalidity of the master contract, or due to the guarantor fails to or delays performance of any clause hereunder leading to a loss to the creditor, all of such losses shall be a debt payable byte guarantor to the creditor.

Article 11: Whatever reasons leading to the master contract being invalid in law or partially invalid, the guarantor shall still assume the guaranty responsibility for the debtor’s repayment liability in accordance with the terms listed hereunder. The guarantor’s pledge to monitor the debtor’s use of the loans (facility), in the event of the debtor’s change the purpose of the loan, the guarantor shall still assume the guaranty responsibilities.

Any tolerance, grace or postponement of the exercise of any right preferential by the creditor to the guarantor under this contract, shall not affect, damage, or restrict the creditor’s rights in accordance with the contract hereunder, laws and regulations, and normative documents, and shall not be deemed as giving up the rights and benefits under this contract, and shall not affect any obligations assumed by the guarantor under this contract.

Article 12: If there is any collateral security other than this guarantee under this contract, the guarantor is willing to perform the joint guaranty responsibility prior to collateral security on all guaranty debts.

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Article 13: The guarantor is an entity established in accordance with the laws, is qualified to identify the contract hereunder and perform joint guaranty responsibility. In addition, signing this contract has obtained empowerment thereof, and the process of performing the contract has been completed.

Article 14: The guarantor’s signing and performance of this contract is its real intention, is true and effective and legal, and shall not affected by any relationship of any party hereunder and others or other any events.

Article 15: The debts hereunder have equal position with guarantor’s other debts, and shall be in the same compensation sequence.

Article 16: If the guarantor enters into the counter guarantee contract with the debtor upon this contract, this counter guarantee contract shall not damage the creditor’s interests, and when the guarantor’s compensation arising from the counter guarantee contract and the creditor’s claim are in the same sequence, the creditor shall be compensated prior to the guarantor.

The guarantor shall not request the debtor to set up a counter guarantee by way of a property pledge as to the obligations assumed by the debtor hereunder.

Article 17: The guarantor’s responsibility shall decrease gradually with the decrease of the debts hereunder.

Article 18: The guarantor shall provide the true, complete, valid financial statements and other relevant materials and information as required by the creditor.

Article 19: In the event of guarantor changes its residence, mailing address, telephone number, the scope of its business, or the legal representative, it shall notice the creditor in written within 10 days from the date the change events occurred.

Article 20: If a notary agency mandates enforceable status to this contract, guarantor agrees to be enforced by the legislative body and gives up the right of defense.

Article 21: The application of laws and resolution of dispute

The signing, effectiveness, interpretation, performance and settlement of disputes of this contract shall apply for the People's Republic of China's laws. If there are any disputes based on this agreement, the contracting parties could attempt to resolve them through negotiation. If negotiation fails, the parties shall resolve the disputes according to the following way of     A    :

A. Institute legal proceeding to the court where the creditor located.

B.

Article 22: This contract and any modifications and supplements of it are entered into in force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of both parties.

Article 23: Other items appointed by both parties.

The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and the related regulations of Bank of Jiangsu.

Article 24: This agreement is in triplicate, Party A has one copy, Party B has two copies, and three copies have the same legal effect.

Guarantor (stamp): /s/ [COMPANY SEAL]

Legal representative or agent:

Creditor (stamp): /s/ [COMPANY SEAL]

Legal Representative or agent:

6/28/2013

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